COMMISSIONS AND FEES (Tables)	12 Months Ended
Dec. 31, 2019
COMMISSIONS AND FEES
Schedule of commissions and fees

	Year ended December 31,
	2017	2018	2019	2019
	RMB	RMB	RMB	(Note2) USD
				Unaudited

Spread fees	274,630	—	—	—
Trading commissions, net	1,875,740	604,375	881,367	126,600
Overnight fees, net	27,501	—	—	—
Securities advisory fee	20,704	285,086	427,134	61,354
Securities brokerage fee	—	50,404	88,349	12,691
Asset management fee	—	2,003	2,725	391
Total	2,198,575	941,868	1,399,575	201,036